                                                                   EXHIBIT 10.12

                   OPTION TO PURCHASE PARTNERSHIP INTERESTS

          THIS OPTION TO PURCHASE PARTNERSHIP INTERESTS (this "Option Agreement") is made and entered into as of the 17th day of June, 1994, but made effective as of March 22, 1994, by KILICO Realty Corporation, an Illinois corporation ("KRC" or "Optionor"), in favor of The Prime Group, Inc., an Illinois corporation (herein sometimes referred to as "Prime" or the "Optionee").

                               R E C I T A L S :

          A. KRC is a general partner of 77 West Wacker Limited Partnership, an Illinois limited partnership (the "Partnership"), under a certain Third Amended and Restated Agreement of Limited Partnership of 77 West Wacker Limited Partnership dated March 14, 1991 (the "Third Amended and Restated Agreement"). The Third Amended and Restated Agreement, as amended, is referred to herein as the "Partnership Agreement."

          B. KRC is the general partner of K/77 Investors Limited Partnership, an Illinois limited partnership ("K/77"), under a certain Agreement of Limited Partnership dated June 16, 1994 but made effective as of March 22, 1994 (the "Original K/77 Agreement"). The Original K/77 Agreement, as amended, is referred to herein as the "K/77 Partnership Agreement."

          C. Optionor has agreed to enter into this Option Agreement under and pursuant to a certain Amended and Restated Purchase and Sale Agreement (the "Purchase and Sale Agreement") dated as of June 17, 1994, but effective as of March 22, 1994 (subject to Section 3.3 thereof), by and among Prime, KRC, Kemper Investors Life Insurance Company ("KILICO"), Federal Kemper Life Assurance Company ("FKLA"), FKLA Realty Corporation ("FKLA Realty"), and KR 77 Fitness Center, Inc. KILICO and FKLA are sometimes referred to herein collectively as "KILICO/FKLA".

          D. In connection with the consummation of the transactions set forth in the Purchase and Sale Agreement, Prime, KRC, KILICO and FKLA, have entered into or will enter into a certain Indemnity Agreement (the "Indemnity Agreement") pertaining to the Partnership Agreement, and certain other guaranties and indemnities among the parties as more fully described therein.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Optionor agrees as follows:

     1.   Grant of Option

          (a) Optionor hereby grants to Optionee the right and option (the "Option") to purchase the following interests (collectively referred to herein as the "Option Interests"), as owned by Optionor:

               (i) 100% of the interest in the Partnership, as a general partner, owned by KRC, representing a 5% interest in the Partnership ("KRC General Partner Interest"); and

          (ii) 100% of the interest in K/77, as a general partner, owned by KRC, representing a 1% interest in K/77 (the "KRC-K/77 General Partner Interest").

     (b)  The Option shall be subject to the following terms and conditions:

          (i) The Option shall expire if not exercised on or before the maturity date of the loan made by the Co-Agents under the BLA (as such terms are defined in the Purchase and Sale Agreement).

          (ii) The purchase price to be paid for the Option Interests (the "Option Price") upon exercise of the Option shall be Ten Dollars ($10.00) to be paid to Optionor.

          (iii) The Option may be exercised only as to the entire Option Interests collectively by the giving of written notice by Optionee to Optionor stating that Optionee elects to exercise the Option and designating a date and place for closing which date shall be within thirty (30) days after the date of exercise.

          (iv) At the closing so designated by Optionee, Optionor shall execute and deliver such documents and instruments as may be necessary to vest the Option Interests in Optionee free and clear of all claims, liens, charges, security interests and encumbrances, except as to the Restrictions (as defined below), against payment of the Option Price, and Optionee shall execute and deliver, or cause to be executed and delivered, the other documents and instruments contemplated by Paragraph 3 below. The parties agree to cause to be executed and delivered appropriate amendments to the Partnership Agreement and the K/77 Partnership Agreement reflecting the withdrawal of Optionor and the acquisition of the Option Interests by Optionee.

          (v) At the time of the exercise of the Option, and at the time of the closing pursuant thereto, there shall not then be existing any default (after expiration of applicable notice and cure periods) under or pursuant to the Acquisition Note (as defined in the Purchase and Sale Agreement), the Guaranty (as defined in the Purchase and Sale Agreement), the Indemnity Agreement, or the Security Agreement (Partner Interests), except to the extent any such default results from KILICO/FKLA's failure to perform the Continuing KILICO/FKLA Obligations (as defined in the Purchase and Sale Agreement), provided that in each case all conditions to such performance have been satisfied.

          (vi) Notwithstanding anything to the contrary in this Option Agreement, and subject to the provisions of clause (i) regarding the expiration of the Option, Optionor shall be obligated to exercise the Option within thirty (30) days after the "Bank" (as defined in the Purchase and Sale Agreement) approves the purchase by Optionee of the Option Interests pursuant hereto.

          (c) At the closing, the Option Interests acquired by the Optionee hereunder shall entitle Optionee to all the rights, powers and privileges of Optionor, subject to the Restrictions, and all of the terms, provisions and restrictions set forth in the Partnership Agreement as to the KRC General Partner Interest, and the K/77 Partnership Agreement as to the KRC-K/77 General Partner Interest.

          (d) This Option Agreement, the Option Interests, and the exercise of the Option, are subject to the following agreements and options, and applicable consent rights set forth therein, as more fully stated therein, which may affect the Option Interests and/or other interests in the Partnership or K/77:

               (i) A certain Option and Agreement for Purchase and Sale of Partnership Interests dated as of November 13, 1991, by and among Prime, KILICO, FKLA and R.R. Donnelley & Sons Company, a Delaware Corporation (the "Donnelley Option"); and

               (ii)  The BLA and related documents (the "BLA Documents").

(collectively the Donnelley Option and the BLA Documents are referred to as "Restrictions").

     2.  Indemnity Agreement. It shall be a condition precedent to the sale of
         -------------------
the Option Interests to Prime that, concurrently with the execution and delivery of this Option Agreement, Prime (the "Indemnitor") shall have executed and delivered the Indemnity Agreement to KRC, KILICO and FKLA. The Indemnity Agreement shall be, from and after its execution and delivery by Indemnitor, binding and enforceable against Indemnitor, and nothing contained herein, nor in the consummation of the sale and purchase of the Option Interests, shall in any manner terminate, nullify, waive, alter, amend or modify in any way the obligations and liabilities therein set forth on the part of Indemnitor.

     3.  Other Agreements.  It shall be a condition precedent to the closing of
         ----------------
the sale of the Option Interests to Prime that Prime shall have executed, or caused to be executed, and delivered to KRC, KILICO, FKLA, FKLA Realty and KR 77 Fitness Center, the following documents and instruments, in substantially the same form as the "Guaranty", the "Security Agreement (Partner Interests)", and the "Subordination Agreement" (as such terms are defined in the Purchase and Sale Agreement), as applicable:

     (a) a Limited Recourse Guaranty, under which Prime shall guaranty repayment of the Acquisition Note (as defined in the Purchase and Sale Agreement), limited in recourse to the collateral and proceeds of the collateral pledged under the Security Agreement (General Partner Interests) described in subparagraph (b) below;

     (b) a Security Agreement (General Partner Interests), under which Prime shall pledge the Option Interests to secure its obligations under the Limited Recourse Guaranty described in subparagraph (a) above and the Indemnity Agreement;

     (c) a Subordination Agreement - 77 West Wacker Limited Partnership, under which Prime and K/77 subordinate their rights as partners in 77 West Wacker Limited Partnership to repayment of capital contributions, loans, and interest thereon, to the repayment of the Acquisition Note, the other secured obligations under the

          Security Agreement (Partner Interests) and the Security Agreement (General Partner Interests) described in subparagraph (b) above, and the repayment of the SMFA Debt;

     (d) a Subordination Agreement - K/77 Investors Limited Partnership, under which Prime and PGLP subordinate their rights in K/77 Investors Limited Partnership to repayment of capital contributions, loans, and interest thereon, to the repayment of the Acquisition Note and, the other secured obligations under the Security Agreement (Partner Interests) and the Security Agreement (General Partner Interests) described in subparagraph (b) above, and the repayment of the SMFA Debt; and

     (e) such other documents and instruments as KRC, KILICO, FKLA, FKLA Realty and KR 77 Fitness Center may reasonably request to effectuate the transactions contemplated in the foregoing documents and instruments, or to perfect any rights or security interests granted thereunder.

     4.   Representations and Warranties. Optionor hereby represents and
          ------------------------------
warrants to Optionee that it is the record and beneficial owner of the Option Interest owned by it free and clear of all claims, liens, charges, security interests and encumbrances, except for the Restrictions; that the Partnership Agreement and the K/77 Partnership Agreement, respectively, are currently in full force and effect and have not been modified or amended, except as disclosed to Optionee; and that it has full power and authority to execute and deliver this Option and perform its obligations hereunder.

     5.   Assignment; Binding Effect. The Option and all or any portion of the
          ---------------------------
rights and privileges conferred hereby hall not be assigned, transferred, pledged or hypothecated in any way, except that Optionee may assign the Option and its rights hereunder to any one or more person or entity controlling, controlled by or under common control with Optionee. Subject to the foregoing provisions, this Option shall inure to the benefit of and be binding upon Optionor and Optionee and their respective successors and permitted assigns. Any such permitted assignee(s) of Optionee shall execute and deliver the documents and instruments described in Paragraph 3 above to the extent applicable.

     6.   Governing Law. In all respects, this Option shall be governed by and
          -------------
construed in accordance with the laws of the State of Illinois.

     7.   Notices. Any notice required or permitted hereunder shall be in
          -------
writing and shall be given by personal delivery, telegraph, telex or U.S. mail, certified or registered with return receipt requested, postage prepaid and shall be deemed to be effective three business days after the mailing, twenty four
(24) hours after transmission of a telegram or telex, or on the date of delivery if delivered personally, at the following addresses or such other addresses as one party may from time to time give another in writing:

               If to Optionor, to:

               The Prime Group, Inc.
               77 West Wacker Drive, Suite 3900
               Chicago, Illinois 60601
               Attention: Michael W. Reschke
                     with copy to:

                     The Prime Group, Inc.
                     77 West Wacker Drive, Suite 3900
                     Chicago, Illinois  60601
                     Attention:  Robert J. Rudnik


                     If to Optionee, to:

                     Kemper Financial Services, Inc.
                     120 South LaSalle Street, 13th Floor
                     Chicago, Illinois  60603
                     Attention:  Real Estate Investment Group

                     with copy to:

                     KFC Portfolio Corp.
                     c/o Kemper Financial Services, Inc.
                     120 South LaSalle Street, 22nd Floor
                     Chicago, Illinois  60603
                     Attention:  Legal Department
                                 Real Estate Counsel

                     and to:

                     Keck, Mahin & Cate
                     77 West Wacker Drive
                     49th Floor
                     Chicago, Illinois  60601
                     Attention:  Laurance P. Nathan

Any party may change its address for purposes hereof by notice to the other parties.

     8.   Severability.  In case any one or more of the provisions contained in
          ------------
this Option should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                           [Signature Page Follows]

     IN WITNESS WHEREOF, Optionor has caused this Option Agreement to be executed on the date hereinabove written.


                                       OPTIONOR:

                                       KILICO REALTY CORPORATION, an Illinois
                                       corporation


                                       By: /s/ John Theal
                                           ------------------------------
                                       Its: Pres
                                           ------------------------------


                                       By: /s/ H.E. Guenther
                                           ------------------------------
                                       Its: Auth Sig
                                            -----------------------------

                             ACCEPTANCE OF OPTION
                       TO PURCHASE PARTNERSHIP INTERESTS
                       ---------------------------------


     The undersigned herein accepts and agrees to the terms, conditions and limitations set forth in the Option to Purchase Partnership Interests dated as of June 17, 1994, but made effective as of March 22, 1994, from KILICO Realty Corporation and KR 77 Fitness Center, Inc. in favor of the undersigned.

     Dated:  June 17, 1994, but made effective as of March 22, 1994.



                                                    THE PRIME GROUP, INC.


                                               By:  /s/
                                                    --------------------------
                                               Its: Executive Vice President
                                                    --------------------------

                          ACKNOWLEDGEMENT AND CONSENT
                          ---------------------------

     The undersigned, as lenders under the "Standby First Mortgage Funding Agreement" and the "Subordinate Mortgage Funding Agreement" (as such terms are defined in the Purchase and Sale Agreement), hereby acknowledge and consent to the granting of the Option and the purchase of the Option Interests pursuant thereto, subject to and in accordance with the provisions of the foregoing Option Agreement.

     Dated:  June 17, 1994, but made effective as of March 22, 1994.

                                     KEMPER INVESTORS LIFE INSURANCE
                                     COMPANY, an Illinois insurance corporation

                                     By:  /s/
                                         --------------------------------
                                     Its:
                                         --------------------------------


                                     By:  /s/
                                         --------------------------------
                                     Its:
                                         --------------------------------


                                     FEDERAL KEMPER LIFE ASSURANCE
                                     COMPANY, an Illinois insurance corporation

                                     By:  /s/
                                         --------------------------------
                                     Its:
                                         --------------------------------


                                     By:  /s/
                                         --------------------------------
                                     Its:
                                         --------------------------------

                              FIRST AMENDMENT TO
                   OPTION TO PURCHASE PARTNERSHIP INTERESTS

     THIS FIRST AMENDMENT TO OPTION TO PURCHASE PARTNERSHIP INTERESTS ("Amendment") is made as of this 21st day of January, 1997 by KILICO Realty Corporation, an Illinois corporation ("KRC" or "Optionor") and The Prime Group, Inc., an Illinois corporation ("TPG" or "Optionee").

                                   RECITALS

     A. KRC and TPG have entered into that Option To Purchase Partnership Interests entered into as of June 17, 1994 but made effective as of March 22, 1994 (the "Option Agreement").

     B. KRC and TPG have also entered into that Agreement of even date herewith made by Kemper Investors Life Insurance Company, an Illinois insurance corporation; Federal Kemper Life Assurance Company, an Illinois insurance corporation; KRC; FKLA Realty Corporation, an Illinois corporation; KR 77 Fitness Center, Inc., a Delaware corporation; 77 West Wacker Limited Partnership, an Illinois limited partnership; TPG; Prime group Limited Partnership, an Illinois limited partnership; and Prime 77 Fitness Center, Inc., an Illinois corporation (the "Agreement"). Terms defined in the Agreement are used with the same meanings in this Amendment.

     C. As required by the Agreement, KRC and TPG have agreed to enter into this Amendment to amend certain provisions of the Option Agreement.

     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

     Section 1.  Amendments.  The Option Agreement is herby amended as follows:
     ----------------------

     a. Section 1(b)(i) of the Option Agreement is hereby deleted in its entirety and the following material substituted in lieu thereof:

          (i) The Option shall expire if not exercised on or before September 23, 1997, and the Optionee shall designate the closing to occur no later than September 30, 1997.

     b. Section 1(b)(iii) of the Option Agreement is herby amended by deleting the phrase "within thirty (30) days after the date of exercise" and inserting in lieu thereof "within five (5) business days after the date of exercise".

     c. Section 1(b)(v) of the Option Agreement is hereby deleted in its entirety.

     d. Sections 2 and 3 of the Option Agreement are hereby deleted in their entirety.

     e. Section 7 of the Option Agreement is hereby amended by substituting the following addresses for Optionee:

                             If to Optionee:

                             c/o ZKS Real Estate Partners LLC
                             225 W. Washington
                             Suite 1450
                             Chicago, Illinois 60606
                             Attention: Gregory A. Lisauskas

                             with a copy to:

                             Zurich Kemper Life Companies
                             c/o ZKS Real Estate Partners LLC
                             225 W. Washington
                             Suite 1450
                             Chicago, Illinois 60606
                             Attention: Timothy R. Verrilli, Esq.

                             with a copy to:

                             Rudnick & Wolfe
                             203 N. LaSalle Street
                             Chicago, Illinois 60601-1293
                             Attention: Kenneth Hartmann

     Section 2.   Miscellaneous.
     --------------------------

     a. All agreements, covenants, representations, warranties and other provisions of this Amendment shall survive the Closing.

     b. This Amendment shall be governed by the laws of the State of Illinois, without reference to its conflicts of law or choice of law rules.

     c. The terms and provisions of this Amendment shall be binding on the successors and assigns of the parties hereto.

     d. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall not be necessary that any single counterpart of this Amendment be executed by all of the parties hereto, so long as each of such parties shall have executed the same or any other separate counterpart hereof.

     e. As used herein, the terms (i) "person" shall mean an individual, a corporation, a partnership, a joint venture, a limited liability company, an unincorporated organization, or a governmental body; (ii) "including" shall mean including, without limiting the generality of the foregoing; and (iii) the singular shall include the plural, and vice versa.

     f. If any provision of this Amendment should be found to be invalid, void, or unenforceable, then it is the intent of the parties hereto that the remainder of this Amendment be enforced to the fullest extent possible in accordance with the intentions of the parties.

     g. The parties to this Amendment will execute and deliver such other documents and instruments as may be reasonably requested by any other party to cause, effect, accomplish, or evidence any of the transactions required by this Amendment.

     In Witness Whereof, the parties hereto have caused this Amendment to be executed and delivered the day and year first above written.

                                 KILICO REALTY CORPORATION, an Illinois
                                 corporation


                                 By:  /s/ Beth A. Schlief
                                    -------------------------------
                                 Name:    Beth A. Schlief
                                      -----------------------------
                                 Title:  Authorized Signatory
                                       ----------------------------


                                 THE PRIME GROUP, INC., an Illinois corporation



                                 By:
                                    -------------------------------
                                 Name:
                                      -----------------------------
                                 Title:
                                       ----------------------------

     d. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall not be necessary that any single counterpart of this Amendment be executed by all of the parties hereto, so long as each of such parties shall have executed the same or any other separate counterpart hereof.

     e. As used herein, the terms (i) "person" shall mean an individual, a corporation, a partnership, a joint venture, a limited liability company, an unincorporated organization, or a governmental body; (ii) "including" shall mean including, without limiting the generality of the foregoing; and (iii) the singular shall include the plural, and vice versa.

     f. If any provision of this Amendment should be found to be invalid, void, or unenforceable, then it is the intent of the parties hereto that the remainder of this Amendment be enforced to the fullest extent possible in accordance with the intentions of the parties.

     g. The parties to this Amendment will execute and deliver such other documents and instruments as may be reasonably requested by any other party to cause, effect, accomplish, or evidence any of the transactions required by this Amendment.

     In Witness Whereof, the parties hereto have caused this Amendment to be executed and delivered the day and year first above written.

                                  KILICO REALTY CORPORATION, an Illinois
                                  corporation



                                  By:
                                      ------------------------------
                                  Name:
                                        ----------------------------
                                  Title:
                                         ---------------------------


                                  THE PRIME GROUP, INC., an Illinois corporation


                                  By: /s/ Michael W. Reschke
                                      ------------------------------
                                  Name: Michael W. Reschke
                                        ----------------------------
                                  Title: President
                                         ---------------------------

                             SECOND AMENDMENT TO
                   OPTION TO PURCHASE PARTNERSHIP INTERESTS

     THIS SECOND AMENDMENT TO OPTION TO PURCHASE PARTNERSHIP INTERESTS ("Second Amendment") is made as of this 1st day of July, 1997 by KILICO Realty Corporation, an Illinois corporation ("KRC" or "Optionor") and The Prime Group, Inc., an Illinois corporation ("TPG" or "Optionee").

                                   RECITALS

     A. KRC and TPG have entered into that Option To Purchase Partnership Interests entered into as of June 17, 1994 but made effective as of March 22, 1994 (the "Original Option").

     B. KRC and TPG have also entered into that First Amendment to Option to Purchase Partnership Interests entered into as of January 21, 1997 (the "First Amendment") amending the Original Option (the Original Option and the First Amendment shall be collectively referred to herein as the "Option Agreement").

     C. KRC and TPG have also entered into that Agreement dated as of January 21, 1997 made by Kemper Investors Life Insurance Company, an Illinois insurance corporation ("KILICO"); Federal Kemper Life Assurance Company, an Illinois insurance corporation ("FKLA"); KRC; FKLA Realty Corporation, an Illinois corporation ("FRC"); KR 77 Fitness Center, Inc., a Delaware corporation ("KR Fitness"); 77 West Wacker Limited Partnership, an Illinois limited partnership ("77 West"); TPG; Prime Group Limited Partnership, an Illinois limited partnership ("PGLP"); and Prime 77 Fitness Center, Inc., an Illinois corporation ("Prime Fitness") (KILICO, FKLA, KRC, FRC, KR Fitness, 77 West, TPG, PGLP and Prime Fitness shall be collectively referred to herein as the "Parties") (the "Original Agreement").

     D. KRC and TPG have also entered into that Amended and Restated Agreement dated as of July 15, 1997 made by the Parties and K/77 Investors Limited Partnership, and Illinois limited partnership (the "Amended Agreement"), amending the Original Agreement. Terms defined in the Amended Agreement are used with the same meanings in this Second Amendment.

     E. As required by the Amended Agreement, KRC and TPG have agreed to enter into this Second Amendment to amend certain provisions of the Option Agreement.

     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Second Amendment agree as follows:

     Section 1.   Amendments. The Option Agreement is hereby amended as follows:
     -----------------------

     a. Section 1(b)(i) of the Option Agreement is hereby deleted in its entirety and the following material substituted in lieu thereof:

          (i) The Option shall expire if not exercised on or before five (5) business days prior to the Outside Date (as defined in the Amended Agreement), and the Optionee shall designate the closing to occur no later than the Outside Date.

     Section 2. Miscellaneous.
     ------------------------
     a. Except as otherwise specifically modified herein, the Option Agreement shall remain unchanged and in full force and effect and is hereby ratified in all respects.

     b. This Amendment shall be governed by the laws of the State of Illinois, without reference to its conflicts of law or choice of law rules.

     c. The terms and provisions of this Amendment shall be binding on the successors and assigns of the parties hereto.

     d. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall not be necessary that any single counterpart of this Amendment be executed by all of the parties hereto, so long as each of such parties shall have executed the same or any other separate counterpart hereof.

     e. As used herein, the terms (i) "person" shall mean an individual, a corporation, a partnership, a joint venture, a limited liability company, an unincorporated organization, or a governmental body; (ii) "including" shall mean including, without limiting the generality of the foregoing; and (iii) the singular shall include the plural, and vice versa.

     f. If any provision of this Amendment should be found to be invalid, void, or unenforceable, then it is the intent of the parties hereto that the remainder of this Amendment be enforced to the fullest extent possible in accordance with the intentions of the parties.

     g. The parties to this Amendment will execute and deliver such other documents and instruments as may be reasonably requested by any other party to cause, effect, accomplish, or evidence any of the transactions required by this Amendment.

     In Witness Whereof, the parties hereto have caused this Amendment to be executed and delivered the day and year first above written.

                              KILICO REALTY CORPORATION, an Illinois
                              corporation


                              By: /s/ Frederick Stephens
                                  --------------------------------------
                              Name:   Frederick Stephens
                                   -------------------------------------
                              Title:  President
                                    ------------------------------------


                              THE PRIME GROUP, INC., an Illinois corporation


                              By:
                                  --------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------

      In Witness Whereof, the parties hereto have caused this Amendment to be executed and delivered the day and year first above written.


                              KILICO REALTY CORPORATION, an Illinois
                              corporation


                              By:
                                  --------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------



                              THE PRIME GROUP, INC., an Illinois corporation



                              By: /s/ Richard S. Curto
                                  --------------------------------------
                              Name:   Richard S. Curto
                                   -------------------------------------
                              Title:  Executive Vice President
                                    ------------------------------------